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                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, USW-C, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 for the registration of the common stock of the Company; and

    WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

    NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 6th day of February, 1998.

                                          /S/ SOLOMON D. TRUJILLO
                                          --------------------------------------
                                          Solomon D. Trujillo
                                          Director, President and Chief
                                          Executive Officer

                                          /S/ ALLAN R. SPIES
                                          --------------------------------------
                                          Allan R. Spies
                                          Vice President and Chief Financial
                                          Officer